
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         August 7, 2003
                                                  ------------------------------

                         Aero Systems Engineering, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                         0-7390                 41-0913117
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


358 E. Fillmore Avenue, St. Paul, Minnesota                       55107
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (651) 227-7515
                                                     ---------------------------

                                 Not applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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                         AERO SYSTEMS ENGINEERING, INC.

                                      INDEX
                                       TO
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

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
Item Number                                                                                    Page
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
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.                      3

Item 12. Results of Operations and Financial Condition.                                          3



Signatures.                                                                                      3

Exhibits Index.                                                                                  4



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                                       2
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not required.

(b)      Not required.

(c) The following exhibit is being filed as part of this Current Report on Form 8-K:

               99.1 Press release dated August 7, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 7, 2003, Aero Systems Engineering, Inc. issued a press release announcing Second Quarter 2003 Results and Comments on Strategic Review Process. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 7, 2003                         Aero Systems Engineering, Inc.


                                               By:     /s/ Steven R. Hedberg
                                                   -----------------------------
                                                   Steven R. Hedberg
                                                   CFO, Secretary & Treasurer



                                       3

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                                  EXHIBIT INDEX



Exhibit Number                Description
--------------                -----------
99.1                          Press Release Dated August 7, 2003






                                       4